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                                                                    Exhibit 99.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Hanover Equipment Trust 2001B (the "Trust") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David A. Vanaskey, Jr., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: May 19, 2003
                           /s/ David A. Vanaskey, Jr.
                           -------------------------------------------------
                           Name: David A. Vanaskey, Jr.
                           Title: Vice President of Wilmington Trust Company
                                  (Trustee)


A signed original of this written statement required by Section 906 has been provided to Hanover Equipment Trust 2001B and will be retained by Hanover Equipment Trust 2001B and furnished to the Securities and Exchange Commission or its staff upon request.

This certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 accompanies this Report on Form 10-Q and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Trust for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Trust, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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